Fees Summary	Nov. 15, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 908,110,539.00
Previously Paid Amount	0.00
Total Fee Amount	139,031.72
Total Offset Amount	0.00
Net Fee	$ 139,031.72
Final Prospectus	false